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                                                                     EXHIBIT 2.1

                          AGREEMENT AND PLAN OF MERGER

         Agreement and Plan of Merger was previously filed by the Company as an exhibit to its Current Report on Form 8-K, filed August 13, 2004 (SEC File No. 000-30831), and is incorporated herein by reference.